UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) May 20, 2005
                                                       (May 19, 2005)
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                                NetRatings, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

             0-27907                                     77-0461990
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      (Commission File Number)               (IRS Employer Identification No.)

120 West 45th Street, 35th Floor, New York, New York                  10036
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      (Address of Principal Executive Offices)                     (Zip Code)

                                 (212) 703-5900
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              (Registrant's Telephone Number, Including Area Code)

                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

     On May 19, 2005, NetRatings, Inc. (the "Company") issued a press release announcing that it has filed patent infringement lawsuits against Coremetrics, Inc. and Omniture, Inc. The complaints, filed on May 19, 2005 in the United States District Court for the District of Delaware, allege that both Coremetrics and Omniture infringe four patents owned or controlled by the Company. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

      (c)   Exhibits

            99.1     Press Release of NetRatings, Inc., dated May 19, 2005.

                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 20, 2005

                                      NETRATINGS, INC.

                                      By:/s/ William Pulver
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                                         William Pulver
                                         President and Chief Executive Officer

                                 EXHIBIT INDEX
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EXHIBIT         DESCRIPTION
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99.1            Press Release of NetRatings, Inc., dated May 19, 2005.